Drilling units	6 Months Ended
Jun. 30, 2022
Property, Plant and Equipment [Abstract]
Drilling units	Drilling units
The following table summarizes the movement for the six months ended June 30, 2021 (Predecessor):

(In $ millions)	Cost	Accumulated depreciation	Net book value
As at January 1, 2021 (Predecessor)	3,108	(988)	2,120
Additions	10	—	10
Depreciation	—	(41)	(41)
As at March 31, 2021 (Predecessor)	3,118	(1,029)	2,089
Additions	29	—	29
Depreciation	—	(39)	(39)
Impairment	(152)	—	(152)
As at June 30, 2021 (Predecessor)	2,995	(1,068)	1,927
The following table summarizes the movement for the period from January 1, 2022 through February 22, 2022 (Predecessor) and from February 23, 2022 through March 31, 2022 and June 30, 2022 (Successor):

(In $ millions)	Cost	Accumulated depreciation	Net book value
As at January 1, 2022 (Predecessor)	2,685	(908)	1,777
Additions	22	—	22
Disposal of West Venture	(23)	23	—
Depreciation	—	(21)	(21)
As at February 22, 2022 (Predecessor)	2,684	(906)	1,778
Derecognition of West Linus	(211)	36	(175)
Fresh Start accounting	(591)	870	279
As at February 23, 2022 (Successor)	1,882	—	1,882
Additions	17	—	17
Depreciation	—	(15)	(15)
As at March 31, 2022 (Successor)	1,899	(15)	1,884
Additions	74	—	74
Disposal of Sevan Brasil and Sevan Driller	(24)	—	(24)
Depreciation	—	(34)	(34)
As at June 30, 2022 (Successor)	1,949	(49)	1,900
Derecognition of West Linus
On February 19, 2022, Seadrill signed a transition agreement with SFL pursuant to which the West Linus rig will be delivered back to SFL upon assignment of the ConocoPhillips drilling contract to SFL. Seadrill has been leasing the harsh environment jackup rig, West Linus, from SFL.
The Chapter 11 proceedings afforded Seadrill the option to reject or amend the lease. The amended charter no longer contained a purchase obligation and therefore resulted in the derecognition of the rig asset of $175 million on emergence from Chapter 11 proceedings.
Fresh Start accounting
On emergence from Chapter 11 proceedings, the carrying value of our drilling units were adjusted to fair value as a result of the implementation of Fresh Start accounting. The fair values were determined through a combination of income-based and market based approaches, with accumulated depreciation being reset to nil. Refer to Note 4 - Fresh Start accounting for further information.
Additions
The additions to drilling units in Q2 2022 is comprised primarily of $52 million rig reactivation costs capitalized for the West Carina, West Jupiter, West Leda, West Ariel and West Cressida, $17 million of costs capitalized for the West Tellus and West Saturn in preparation for the contracts with Petrobras, with the remainder consisting of other capital expenditures.
Rig disposals
The West Venture was sold for recycling to Rota Shipping Inc. for $7 million on January 19, 2022. As the rig was fully impaired, the total consideration, less costs to sell, was recognized as other income in the period from January 1, 2022 to February 22, 2022 (Predecessor).
The Sevan Driller and Sevan Brasil were sold to New Fortress Energy on April 7, 2022 for $18 million and $6 million respectively. No gain/loss were recognized on these disposals.